Deloitte & Touche LLP                                            Exhibit 23(b)1
Suite 1000
417 North 20th Street
Birmingham, Alabama 35203-3289                                 Deloitte
                                                               & Touche






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-100721 of Alabama Power Company on Form S-3, of our reports dated February 17, 2003, appearing in this Annual Report on Form 10-K of Alabama Power Company for the year ended December 31, 2002.


/s/Deloitte & Touche LLP

Deloitte & Touche LLP
Birmingham, Alabama
March 7, 2003